Exhibit 21

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                      SUBSIDIARIES OF HOLLYWOOD MEDIA CORP.

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NAME OF SUBSIDIARY                      STATE OF ORGANIZATION

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Baseline Acquisitions Corp.             Delaware

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Baseline, Inc.                          Delaware

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Big Online, Inc.                        Florida

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Broadway.com, Inc.                      Delaware

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Fedora, Inc.                            Iowa

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hollywood.com, Inc.                     California

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Hollywood.com International, Inc.       Delaware

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Hollywood.fr SARL                       France

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Hollywood Services, Inc.                Delaware

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Hollywood Wrestling Venture LLC         Delaware

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Independent Hollywood, Inc.             Delaware

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NetCo Partners (1)                      Florida

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Showtimes.com, Inc.                     Delaware

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Studio Systems Inc.                     Delaware

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Tekno Books (2)                         Florida

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Tekno Books International, LLC          Wisconsin

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Tekno Comix, Inc.                       Florida

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Theatre Direct NY, Inc.                 Delaware

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         (1)      NetCo Partners is a general partnership, formed under the laws of the State of Florida, in which Hollywood Media has a 50% partnership interest.

         (2) Tekno Books is a general partnership, formed under the laws of the State of Florida, in which Hollywood Media has a 51% partnership interest.